Exhibit 99.169

North Valley Bancorp NASDAQ: NOVB D. A. DAVIDSON & CO. Annual Financial Services Investor Conference May 6, 2009 Michael Cushman CEO & President Kevin R. Watson EVP & Chief Financial Officer

Disclaimer Disclosure This presentation contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. For a discussion of factors that could cause actual results to differ, please refer to the Company’s periodic reports filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2008 (and in particular, the discussion of risk factors within that report) which should be considered when evaluating the business prospects of the Company.

Company Profile Founded in 1972 Holding Company for North Valley Bank Headquartered in Redding, California Total assets $904 million, as of March 31, 2009 26 banking offices and an LPO serving nine counties NASDAQ: NOVB - since 1998

NOVB MARKETS

Strengths Strong Core Deposit Franchise Total Deposits at March 31, 2009 $787 million 1st Qtr 2009 Deposit Growth $32 million Low Cost of Funds ALLL - 2.40% of Total Loans at March 31, 2009 Strong Capital Ratios - Total Risk-Based Capital Ratio of 12.84%

Strategy/Vision Navigating through the recession Reduce risk in the balance sheet Core deposit growth Premier Banking - Remote Deposit Capture Cost cutting initiatives Loan Portfolio Management

Loan Portfolio Management Strengthened Credit Administration Identify and resolve problem credits swiftly Ongoing review of portfolio CRE review and stress test

2009 Plan Prepared for another challenging year Maintain strong capital and liquidity levels Continue monitoring of the loan portfolio Reduce non-performing loans and OREO Reduce non-interest expense Planning for the future

Balance Sheet Highlights 2004 2005 2006 2007 2008 3/31/2009 Assets $866,231 $918,415 $905,673 $949,019 $879,551 $903,849

Balance Sheet Highlights 2004 2005 2006 2007 2008 3/31/2009 Loans $553,345 $624,512 $659,793 $746,253 $693,422 $660,653

Balance Sheet Highlights 2004 2005 2006 2007 2008 3/31/2009 Deposits $711,654 $746,690 $750,288 $736,739 $754,944 $786,832

Pre-Tax/Pre-Provision Qtly (core) 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 Pre-Tax/Pre-Provision 3,241 3,330 4,114 3,890 2,814 2,969 2,686 1,645 1,827

3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 --------------------------------------------------------------------------------------------------------------- Net Interest Margin 5.33% 5.11% 5.06% 4.89% 4.35% 4.34% 4.37% 4.15% 4.23%

NOVB Capital Ratios total risk based tier 1 risk based tier 1 capital ratio capital ratio leverage ratio 3/31/2009 12.84% 10.85% 9.88% 12/31/2008 12.75% 10.93% 10.36% 9/30/2008 12.54% 10.77% 10.05% 6/30/2008 12.12% 10.41% 9.96% Adequately capitalized minimum ratio 8.0% 4.0% 4.0%

North Valley Bank Capital Ratios 3/31/2009 12/31/2008 9/30/2008 Well Capitalized Minimum Ratio Adequately Capitalized Minimum Ratio Total Risk Based Capital Ratio 12.65% 12.61% 12.50% 10.0% 8.0% Tier 1 Risk Based Capital Ratio 11.39% 11.36% 11.30% 6.0% 4.0% Tier 1 Leverage Ratio 10.38% 10.79% 10.57% 5.0% 4.0%

Asset Quality Credit Quality Trends 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 NPL's $25,750 $22,580 $20,190 $18,936 $19,926 NPA's $26,652 $30,788 $26,042 $29,344 $25,869

Asset Quality Credit Quality Trends 3/31/2008 6/30/2008 9/30/2008 12/31/2008 3/31/2009 NPL's/Loans 3.43% 3.09% 2.90% 2.73% 3.02% NPA's/Assets 2.82% 3.30% 2.95% 3.34% 2.86%

Loan Portfolio 3-31-09 $660,653 ------------------------------------- Commercial 11% RE - commercial 50% RE - 18% construction RE - mortgage 10% Consumer 4% Home Equity 7%

Loan Portfolio by Market ------------------------------------- Shasta $ 44% Sacramento 17% Sonoma 14% Solano 9% Yolo 6% Coast 10%

-------------------------- Construction Portfolio 3-31-09 $121 million Residential $ 17% Projects Commercial 12% Projects Residential 2% - Owner Occupied Raw land 50% A & D 19%

Construction Portfolio ~ By Market Shasta $ 35% Sacramento 8% Sonoma 40% Solano 10% Yolo 5% Coast 2%

Construction Portfolio ~ Residential $93 million Development Projects 22% Owner Occupied 2% Raw land 51% A & D 25%

construction Portfolio - Commercial $28 million Raw land 49% Projects 51%

Commercial RE Portfolio - $326 million 3-31-09 Office - Owner Occupied 22% Office - Multi Tenant 17% Industrial Warehouse - 3% Industrial Warehouse - 12% Retail - Single Tenant 6% Retail - Multi Tenant 8% Mixed Use 8% Other 16% Multi-Family 5+ 8%

----------------------------------- Commercial RE Portfolio ~ $326 million By Market Shasta 37% Sacramento 24% Sonoma 9% Solano 12% Yolo 6% Coast 12%